VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

and its

VARIABLE ANNUITY ACCOUNT B

VARIABLE ANNUITY ACCOUNT C

VARIABLE ANNUITY ACCOUNT G

VARIABLE ANNUITY ACCOUNT I

Supplement Dated July 10, 2019

This supplement updates and amends certain information contained in your current variable annuity contract prospectus as well as any subsequent supplements thereto. Please read it carefully and keep it with your contract prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

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IMPORTANT INFORMATION ABOUT THE
TAX STATUS OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the separate account we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against a separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the subaccounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including separate account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the separate account because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include Company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

X.VRIACGW-19	Page 1 of 1	July 2019